Exhibit 99.1

January 2, 2024

VIA CERTIFIED MAIL

Broadridge Corporate Issuer Solutions, LLC

51 Mercedes Way

Edgewood, NY 11717

Attn: Corporate Actions Department

Re: Warrants

Ladies and Gentlemen:

Reference is made to (a) the Warrant Agreement, dated as of March, 2019, by and between LiveVox Holdings, Inc. (formerly known as Crescent Acquisition Corp), a Delaware corporation (the “Company”), and Broadridge Corporate Issuer Solutions, LLC (as assignee), a New York corporation, as the warrant agent (the “Warrant Agent”) (as amended, restated or otherwise modified from time to time, the “Warrant Agreement”), and (b) the Agreement and Plan of Merger dated as of October 3, 2023, among the Company, inContact, Inc., a Delaware corporation, Laser Bridge Merger Sub Inc., a Delaware corporation, and NICE Ltd., a company organized under the laws of the State of Israel (as amended, restated or otherwise modified from time to time, the “Merger Agreement”). Capitalized terms used but not otherwise defined in this notice shall have the meanings ascribed thereto in the Warrant Agreement.

Pursuant to Sections 4.4 and 4.5 of the Warrant Agreement, the Company hereby provides notice of the following:

1.	The Effective Time (as defined in the Merger Agreement) of the Merger (as defined in the Merger Agreement) was 9:48 a.m. Eastern time on December 22, 2023 (the “Closing Date”).

2.	The Per Share Consideration provided for in the Merger Agreement of $3.74 per share of Common Stock constitutes an Alternative Issuance. Accordingly, following the Effective Time, (a) no shares of Common Stock shall be purchasable pursuant to the Warrants and (b) each holder of a Warrant shall be entitled to receive, upon proper exercise of such Warrant and the payment of the Warrant Price in cash, the amount of $3.74 in cash per Warrant (the “Warrant Payment”); provided that if any Registered Holder properly exercises a Warrant during the period beginning on the Closing Date and ending on and including January 21, 2024 (such period, the “Special Exercise Period”), the Warrant Price shall be adjusted as contemplated by Section 4.4 of the Warrant Agreement.

3.	Pursuant to Section 4.4 of the Warrant Agreement, until the end of the Special Exercise Period, the Warrant Price is reduced by an amount (in dollars) equal to the difference of (a) $11.50 (which constitutes the Warrant Price in effect prior to such reduction) minus (b)(i) $3.74 (which constitutes the Per Share Consideration) minus (ii) the applicable Black-Scholes Warrant Value.

4.	The Black-Scholes Warrant Value was calculated for each Forward Purchase Warrant and Public Warrant to be $0.1617 and $0.1523 (as applicable, the “Warrant Value”), respectively, in accordance with the terms of the Warrant Agreement and the terms set forth below:

Term	Forward Purchase Warrants	Public Warrants
Reference Date	December 21, 2023 (the trading day immediately prior to the Effective Time)	Same as per the Forward Purchase Warrants
Price of Each Share of Common Stock (10-trading day VWAP for the period ended on the Reference Date)	$3.6974	Same as per the Forward Purchase Warrants
Assumed Volatility	Calculated using the 90-day volatility obtained from the HVT function on Bloomberg determined as of October 3, 2023 (the trading day immediately prior to the day of the Company’s announcement of the Merger Agreement) – 46.846%	Same as per the Forward Purchase Warrants
Assumed Risk-Free Interest Rate	Calculated using the Graph Curve (GC) function on Bloomberg and the U.S. Treasury Actives Curve rate using the Interpolate Curves tool for the Expiration Date (June 18, 2026) – 4.187%	Same as per the Forward Purchase Warrants
Option Pricing via the Bloomberg OVME Calculator	Regular American call input using the other inputs derived in accordance with the other terms of this notice, the Expiration Date (June 18, 2026) and a buy/strike price of $11.50 (value display in “price total”)	Capped American call input using a call cap of $18.00, the other inputs derived in accordance with the other terms of this notice, the Expiration Date (June 18, 2026) and a buy/strike price of $11.50 (value display in “price total”)

5.	Accordingly, until the end of the Special Exercise Period, the Warrant Price for the Public Warrants is $3.5877 and the Warrant Price for the Forward Purchase Warrants is $3.5783. After the end of the Special Exercise Period, the Warrant Price for the Public Warrants and the Forward Purchase Warrants shall be $11.50, which exceeds the Per Share Consideration.

The Company hereby requests that upon receipt of this notice the Warrant Agent promptly provides a copy of this notice in writing to each holder of a Warrant on behalf of the Company in accordance with Section 4.5 of the Warrant Agreement, with such further notices confirmed by the Warrant Agent to the Company in writing. Each holder of Warrants is encouraged to contact its advisors if it has any questions regarding the exercise of its Warrants. For administrative convenience, during the Special Exercise Period, each Warrant may be exercised for cash or on a cashless basis. If a holder of a Warrant chooses to exercise a Warrant on a cashless basis, such holder will receive the Warrant Value in respect of such Warrant. The Warrant Value (or the Warrant Payment, if the holder elects to exercise on a cash basis) shall be paid by the Warrant Agent as soon as practicable following the proper exercise of the Warrant (and payment of the Warrant Price in cash, if such Warrant is being exercised on a cash basis) and the satisfaction of any additional actions reasonably requested by the Warrant Agent and the Warrant Agent’s review of any other materials required to be submitted hereunder or otherwise.

To exercise a Warrant, the holder of the Warrant should complete and submit to the Warrant Agent at the address listed below (or as otherwise directed by the Warrant Agent with the Company’s consent) the Form of

Election (Public Warrant) attached hereto as Exhibit A or the Form of Election (Forward Purchase Warrant) attached hereto as Exhibit B, as applicable:

If using a USPS Service:

Broadridge, Inc.

Attn: BCIS Re-Organization Department

P.O. Box 1342

Brentwood, NY 11717-0718

If using UPS, FedEx, or Courier:

Broadridge, Inc.

Attn: BCIS IWS

51 Mercedes Way

Edgewood, NY 11717

This notice shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature page follows]

LIVEVOX HOLDINGS, INC.

By:
	Name:	Barry Cooper
	Title:	President

Exhibit A

Election to Exercise (Public Warrant)

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive (check one):

*	[Exercise on cash basis] $3.74 per Warrant, being the merger consideration the undersigned is entitled to receive in respect of this Warrant upon the exercise of this Warrant during the period beginning on the Closing Date (as defined in the Agreement and Plan of Merger dated as of October 3, 2023, among LiveVox Holdings, Inc., a Delaware corporation (the “Company”), inContact, Inc., a Delaware corporation, Laser Bridge Merger Sub Inc., a Delaware corporation, and NICE Ltd., a company organized under the laws of the State of Israel (as amended, restated or otherwise modified from time to time)) and ending on and including January 21, 2024, and herewith tenders payment of the exercise price of this Warrant to the order of the Company in the amount of $3.5877 per Warrant in accordance with the terms hereof.

*	[Exercise on cashless basis] $0.1523 per Warrant, being (i) the merger consideration the undersigned is entitled to receive in respect of this Warrant upon the exercise of this Warrant during the period beginning on the Closing Date (as defined in the Agreement and Plan of Merger dated as of October 3, 2023, among LiveVox Holdings, Inc., a Delaware corporation (the “Company”), inContact, Inc., a Delaware corporation, Laser Bridge Merger Sub Inc., a Delaware corporation, and NICE Ltd., a company organized under the laws of the State of Israel (as amended, restated or otherwise modified from time to time)) and ending on and including January 21, 2024 minus (ii) the Warrant Price.

[Signature Page Follows]

Date:	(Signature)

(Address)

____________________
(Tax Identification Number)

Signature Guaranteed:

____________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15 (OR ANY SUCCESSOR RULE) UNDER THE SECURITIES EXCHANGE ACT, OF 1934, AS AMENDED).

Exhibit B

Election to Exercise (Forward Purchase Warrant)

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive (check one):

*	[Exercise on cash basis] $3.74 per Warrant, being the merger consideration the undersigned is entitled to receive in respect of this Warrant upon the exercise of this Warrant during the period beginning on the Closing Date (as defined in the Agreement and Plan of Merger dated as of October 3, 2023, among LiveVox Holdings, Inc., a Delaware corporation (the “Company”), inContact, Inc., a Delaware corporation, Laser Bridge Merger Sub Inc., a Delaware corporation, and NICE Ltd., a company organized under the laws of the State of Israel (as amended, restated or otherwise modified from time to time)) and ending on and including January 21, 2024, and herewith tenders payment of the exercise price of this Warrant to the order of the Company in the amount of $3.5783 per Warrant in accordance with the terms hereof.

*	[Exercise on cashless basis] $0.1617 per Warrant, being (i) the merger consideration the undersigned is entitled to receive in respect of this Warrant upon the exercise of this Warrant during the period beginning on the Closing Date (as defined in the Agreement and Plan of Merger dated as of October 3, 2023, among LiveVox Holdings, Inc., a Delaware corporation (the “Company”), inContact, Inc., a Delaware corporation, Laser Bridge Merger Sub Inc., a Delaware corporation, and NICE Ltd., a company organized under the laws of the State of Israel (as amended, restated or otherwise modified from time to time)) and ending on and including January 21, 2024 minus (ii) the Warrant Price.

[Signature Page Follows]

Date:	(Signature)

(Address)

____________________
(Tax Identification Number)

Signature Guaranteed:

____________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15 (OR ANY SUCCESSOR RULE) UNDER THE SECURITIES EXCHANGE ACT, OF 1934, AS AMENDED).